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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2008

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   P.O. Box HM 2939
    Crown House, Second Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                         N/A
       (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     Scottish Re Group Limited's (the "Company") Board of Directors (the "Board") has named Seth Gardner as a director of the Company effective as of January 29, 2008. Mr. Gardner is an employee of Cerberus Capital Management, L.P. and was designated for election to the Board pursuant to Mass Mutual Capital Partners LLC's ("Mass Mutual") and SRGL Acquisition , LLC's (an affiliate of Cerberus Capital Management, L.P., and together with Mass Mutual, the "Investors") right under the Amended and Restated Articles of Association of the Company and the Registration Rights and Shareholders Agreement dated as of May 7, 2007, among the Company, the Investors and certain shareholders of the Company.

     Mr. Gardner joined Cerberus in 2003 and is a Managing Director and Associate General Counsel. From 1995 to 2003, Seth was an associate at Wachtell, Lipton, Rosen & Katz, a New York City law firm. Seth graduated from Duke University in 1989 with an AB degree. He also received an MBA degree from the Fuqua School of Business and a JD degree from the Duke University School of Law in 1994.

     Lenard Tessler resigned from the Board effective January 29, 2008.



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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:   /s/ George Zippel
                                          -------------------------------------
                                          George Zippel
                                          President and Chief Executive Officer



Dated:  January 30, 2008




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